Global Growth Prospectus Supplement

June 21, 2010

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 21, 2010 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated May 21, 2010 of:

Global Growth Portfolio

The benchmark index for the Global Growth Portfolio (the "Portfolio") of Morgan Stanley Institutional Fund, Inc. has been changed to the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI). The following changes to the Portfolio's prospectus are made in order to reflect this change:

The section of the Portfolio's prospectus entitled "Portfolio Summary—Global Growth Portfolio—Performance Information—Average Annual Total Returns" is hereby deleted and replaced with the following:

Average Annual Total Returns1
(for the calendar periods ended December 31, 2009)

	Past One Year	Since Inception
Class I1
Return before Taxes	77.60%	–6.39%
Return after Taxes on Distributions	77.43%	–6.44%
Return after Taxes on Distributions and Sale of Portfolio Shares	50.50%	–5.44%
Class P1
Return before Taxes	N/A	N/A
Class H1
Return before Taxes	67.16%	–9.99%
Class L1
Return before Taxes	75.97%	–6.60%
Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (reflects no deduction for fees, expenses or taxes)[2]	34.63%	–13.10%
Morgan Stanley Capital International All Country (MSCI AC) World Growth Index (reflects no deduction for fees, expenses or taxes)[3]	37.53%	–13.63%

1  Performance shown for the Portfolio's Class I shares reflects the performance of the Class I shares of the Predecessor Fund. Performance shown for the Portfolio's Class H shares reflects the performance of the Class A shares of the Predecessor Fund. Performance shown for the Portfolio's Class L shares reflects the performance of the Class C shares of the Predecessor Fund. Each of Class I, Class A and Class C shares of the Predecessor Fund commenced operations on May 30, 2008. Performance reflects the Predecessor Fund's maximum sales charge of 5.75% on Class A shares, the maximum deferred sales charge of 1.00% on Class C shares and the 12b-1 fee of 1.00% on Class C shares. Return information for the Portfolio's Class P Shares will be shown in future prospectuses offering the Portfolio's Class P shares after the Portfolio's Class P shares have a full calendar year of return information to report.

2  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index. The Portfolio's primary benchmark was changed in June 2010 from the MSCI All Country World Growth Index to the MSCI All Country World Index because the Adviser believes the MSCI All Country World Index is a more appropriate benchmark for the Portfolio.

3  The Morgan Stanley Capital International All Country (MSCI AC) World Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global growth stocks of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI AC World Growth Index currently consists of 48 country indices comprising 23 developed and 25 emerging market indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Please retain this supplement for future reference.

  IFTEQ1SPT 6/10